UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 15, 2005


                       American Locker Group Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                       0-439                  16-0338330
    ----------------------------       --------------        -------------------
   (State or other jurisdiction         (Commission             (IRS Employer
          of incorporation)              File Number)        Identification No.)


                   608 Allen Street, Jamestown, New York               14701
                   -------------------------------------           -------------
               (Address of principal executive offices)             (Zip code)


       Registrant's telephone number, including area code: (716) 664-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12  under   the   Exchange Act  (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

         On August 15, 2005, American Locker Group Incorporated issued a press release announcing its operating results for the fiscal quarter ended June 30, 2005. A copy of the Company's press release with respect to this matter is attached hereto as Exhibit 99.1.

         The information in Item 2.02 of this Current Report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.


Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

          99.1    Press Release,  dated  August 15, 2005, with respect  to   the
                  announcement  of  operating   results  for the  fiscal quarter
                  ended June 30, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN LOCKER GROUP INCORPORATED


                                   By:  /s/ Edward F. Ruttenberg
                                        ----------------------------------------
                                        Edward F. Ruttenberg
                                        Chairman, Chief Executive Officer,
                                        Chief Operating Officer and Treasurer

Dated:  August 16, 2005

                                  EXHIBIT INDEX


          99.1    Press Release,  dated August 15, 2005,  with  respect  to  the
                  announcement  of  operating   results  for the  fiscal quarter
                  ended June 30, 2005.